UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2006

Adams Respiratory Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51445	75-2725552
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930
(Address of Principal Executive Offices) (Zip Code)
(908) 879-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b)      On June 16, 2006, Andrew N. Schiff, M.D. notified Adams Respiratory Therapeutics, Inc. (the “Company”) that he was resigning from the Board of Directors, effective as of such date.
Item 8.01      Other Events.
     On June 22, 2006, the Company issued a press release announcing the resignation of Andrew N. Schiff, M.D. from the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.
Item 9.01
     (c)      Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated June 22, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC.

	By:	/s/ Walter E. Riehemann

Walter E. Riehemann Executive Vice President, Chief Legal and Compliance Officer, and Secretary

Dated: June 22, 2006